UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): May 5, 2017
THE BRINK’S COMPANY
(Exact name of registrant as specified in its charter)

Virginia	001-09148	54-1317776
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1801 Bayberry Court
P. O. Box 18100
Richmond, VA 23226-8100
(Address and zip code of
principal executive offices)

Registrant’s telephone number, including area code: (804) 289-9600

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting materials pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company    ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.    ☐

Item 5.07.	Submission of Matters to a Vote of Security Holders.

On May 5, 2017, the Company held its Annual Meeting of Shareholders.  At this meeting, the Company’s shareholders (i) elected each of the persons listed below as a director for the term specified below, (ii) approved an advisory resolution on named executive officer compensation, (iii) approved an advisory resolution as to the frequency of advisory votes on named executive officer compensation; (iv) approved the Company's Executive Incentive Plan; (v) approved the Company's 2017 Equity Incentive Plan; and (vi) approved Deloitte and Touche LLP as the Company’s independent registered accounting firm for 2017.

The Company’s shareholders voted as follows:

Proposal 1 – Election of Directors

Terms expiring in 2018:
	For	Against	Abstain	Broker Non-Votes

Paul G. Boynton	42,575,474	679,617	12,160	2,114,865

Ian D. Clough	42,921,245	333,862	12,144	2,114,865

Susan E. Docherty	42,920,982	333,644	13,625	2,114,865

Peter A. Feld	42,749,174	505,129	12,948	2,114,865

Reginald D. Hedgebeth	42,885,042	369,036	13,173	2,114,865

Douglas A. Pertz	43,051,873	202,922	12,456	2,114,865

George I. Stoeckert	43,046,058	208,733	12,460	2,114,865

Shareholders elected the nominees with approximately 98% of the votes cast in favor of each of the nominees.

Proposal 2 – Approval of an advisory resolution on named executive officer compensation

For	Against	Abstain	Broker Non-Votes
37,236,974	5,850,497	179,780	2,114,865

Shareholders approved the advisory resolution on named executive officer compensation with approximately 86% of the votes cast in favor.

Proposal 3 – Approval of an advisory resolution on the frequency of advisory votes on named executive officer compensation

1 Year	2 Years	3 Years	Abstain	Broker Non-Votes
36,397,073	25,577	6,829,328	15,273	2,114,865

Approximately 84% of votes were cast in favor of an annual advisory vote on the compensation of named executive officers.

Proposal 4 – Approval of the Company's Executive Incentive Plan

For	Against	Abstain	Broker Non-Votes
39,649,729	3,594,749	22,773	2,114,865

Shareholders approved the Company's Executive Incentive Plan with approximately 92% of the votes cast in favor.

Proposal 5 – Approval of the Company's 2017 Equity Incentive Plan

For	Against	Abstain	Broker Non-Votes
38,233,121	5,015,148	18,982	2,114,865

Shareholders approved the Company's 2017 Equity Incentive Plan with approximately 88% of the votes cast in favor.

Proposal 6 – Approval of Deloitte and Touche LLP as the Company’s independent registered public accounting firm for 2016

For	Against	Abstain	Broker Non-Votes
44,998,051	369,065	15,000	0

Shareholders approved Deloitte and Touche LLP as the Company’s independent registered public accounting firm with approximately 99% of the votes cast in favor.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

THE BRINK’S COMPANY (Registrant)

Date: May 9, 2017	By:	/s/McAlister C. Marshall, II
McAlister C. Marshall, II
Senior Vice President, General Counsel and Chief Administrative Officer

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